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                                                                     Exhibit 3.5

                          CERTIFICATE OF INCORPORATION

                                       OF

                            CPI REALTY SERVICES, INC.


                  I, the undersigned, for the purpose of incorporation and organizing a corporation under the General Corporation Law of the State of Delaware, DO HEREBY CERTIFY as follows:

                  FIRST: The name of the corporation (the "Company") shall be CPI Realty Services, Inc.

                  SECOND: The address of the Company's registered office in the State of Delaware is 100 West Tenth Street, City of Wilmington, County of New Castle. The name of the Company's registered agent at such address is The Corporation Trust Company.

                  THIRD: The purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware; provided, however, that the Company may not engage in any transaction or activity or take advantage of any business opportunity which could legally be engaged in or taken advantage of by Corporate Property Investors, a Massachusetts business trust ("CPI"), without jeopardizing CPI's status as a real estate investment trust under the Internal Revenue Code of 1954, as amended, or under any similar provisions of any subsequently adopted Federal income tax law, unless the Company shall by written notice delivered to CPI have first given CPI, for no
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consideration payable by CPI to the Company other than reimbursement to the
Company for any expenditure or investment made by the Company in acquiring or creating such transaction, activity or business opportunity, a first refusal right to engage in such transaction or activity or to take advantage of such business opportunity and CPI shall not within 60 days of its receipt of such notice have advised the Company that CPI desires to exercise such right.

                  FOURTH: The total number of shares of all classes of stock which the Company shall have authority to issue is 2,000,000 shares of Common Stock of $1 par value (the "Shares").

                  The provisions of the following Sections 4.1 to 4.12 shall apply to the Shares:


                  4.1. Investment Statements. Upon the original issuance of such of the Shares as shall initially be issued to CPI, CPI, for itself and on behalf of its shareholders, shall represent and warrant to the Company (a) that CPI is, and (on its dividending of such Shares to its shareholders) its shareholders will be, acquiring such Shares for investment and not with a view to the sale or distribution thereof, nor with any present intention of distributing or selling the same and (b) that it and its shareholders understand (i) that such Shares have not been registered under the Securities Act by reason of their issuance in a transaction not subject to the registration requirements of said Act, (ii) that they must be held indefinitely unless a subsequent disposition thereof is registered under said Act pursuant to the rights granted under this Article FOURTH or is




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exempt from registration, (iii) that the exemption from registration afforded by
Rules 144 and 237 issued under the Securities Act depends on the satisfaction of various conditions and (iv) that, if applicable, Rules 144 and 237 afford the basis for sales of the Shares only in limited amounts.

                   Upon subsequent issuances of additional Shares, each person to whom the same are issued shall make comparable representations and warranties to the Company.

                  4.2. Conditions Precedent to Transfers. (a) The Holders shall not effect any transfer of Unregistered Stock or of any interest therein or right to purchase the same (other than (1) a transfer to one or more other person or persons acting as nominee or nominees for the same holders of the beneficial interest in such Unregistered Stock for which the original Holder is acting, (2) a transfer by a Holder which is a trustee for one or more pension or trust funds in connection with the dissolution of such fund or funds or in connection with the transfer or distribution of all or part of the assets of such fund or funds to another pension or trust fund or funds for which such Holder or another corporate trustee is acting as trustee or to one or more other pension or trust funds for which such Holder is acting as trustee and (3) transfers by CPI to its shareholders as a dividend or dividends on CPI's shares except in accordance with this Article FOURTH, and (b) in the event that any Holder shall transfer any of the Shares without registration thereof under the Securities Act after compliance with the conditions specified in this Article FOURTH, such Holder shall, if the Company shall so



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request, cause its transferees to agree to take and hold such securities subject to the provisions of this Article FOURTH.

                  4.3. Certain Definitions. As used in this Article FOURTH, the following terms shall have the following respective meanings:

                 "Commission" shall mean the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

                 "Securities Act" shall mean the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                 "Transfer" shall mean, as to any Shares, any sale, assignment or transfer of any of the Shares or of any interest thereon or right to subscribe therefore, whether or not such transfer would constitute a "sale" as that term is defined in Section 2(3) of the Securities Act.

                 "Unregistered Stock" shall mean the Shares and shall also include any shares of the Company issued as a dividend or other distribution on such Shares or as a result of a subdivision, combination or reclassification of such Shares.

                 "Holder" shall mean any person or entity having received Shares and any transferee of such a person or entity who holds Shares subject to the provisions of this Article FOURTH.

                 "Registration Expenses" shall mean the expenses described in
         Section 4.8.




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                 "Selling Expenses" shall mean the expenses so described in
         Section 4.8.

                  "Underwriter" shall mean each person who is or may be deemed to be an "underwriter", as that term is defined in Section 2(11) of the Securities Act, in respect of Unregistered Stock which shall have been registered by the Company under the Securities Act pursuant to any of the provisions of this Article FOURTH.

                  "Company Counsel" shall mean Messrs. Cravath, Swaine & Moore, or such other counsel as shall at the time be serving as counsel to the Company.

                  "Holder's Counsel" shall mean counsel satisfactory to the holder of the shares of Unregistered Stock in question.

                  4.4. Transfer Legends. Each certificate for Shares, including each certificate issued to any transferee, shall be stamped or otherwise imprinted with a legend in substantially the following form (unless otherwise permitted by the provisions of Section 4.5 or unless such Unregistered Stock shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition of the seller or sellers thereof set forth in the registration statement covering such Shares):

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933 and they may not be sold, assigned or transferred until the provisions of Article FOURTH of the Certificate of Incorporation of CPI Realty Services Inc. shall have been complied with. Copies of such Certificate are on file at the principal office of the Company."



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                  4.5. Notice of Proposed Transfers; Requests for Registration.
The Holder of any Shares by acceptance thereof agrees, prior to any transfer of any such Shares (other than a transfer referred to in the parenthetical phrase in Section 4.2(a)), to give written notice to the Company of such Holder's intention to effect such transfer and agrees to comply in all other respects with the provisions of this Section 4.5. Each such notice shall describe in detail the manner, method of disposition and circumstances of the proposed transfer and shall be accompanied by (i) the written opinion addressed to the Company of Holder's Counsel as to whether in the opinion of such counsel such proposed transfer involves a transaction requiring registration of the Shares under the Securities Act, and (ii) if in the opinion of such counsel such registration is required, a written notice addressed to the Company by the Holder of such shares requesting the Company to effect the registration of such shares under the Securities Act. Any expenses in connection with such determination by such counsel of the necessity for registration of such Shares under the Securities Act shall be paid by the Company.

                  Upon receipt by the Company of any such notice and opinion, the following provisions shall apply:

                  (a) As soon as practicable after receipt of such notice by the Company (but in any event not more than 20 days after such receipt), the Company Counsel shall render an opinion to the Company as to whether such counsel concurs in the opinion of Holder's Counsel. Company Counsel shall



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         furnish copies of such opinion to the Company, Holder's Counsel and the
         Holder giving such notice.

                  (b) If in the opinion of Holder's Counsel and Company Counsel the proposed transfer of Shares may be effected without registration of such Shares under the Securities Act, the Holder of such Shares shall thereupon be entitled to transfer such Shares in accordance with the terms of the notice delivered by such Holder to the Company. Each certificate evidencing the Shares issued upon the transfer of any such Shares (and each certificate evidencing any untransferred balance of such Shares) shall bear the legend set forth in Section 4.4 unless in the opinion of Holder's Counsel and Company Counsel such legend is not necessary.

                  (c) If in the opinion of either Holder's Counsel or Company Counsel the proposed transfer of the Shares may not be effected without registration under the Securities Act of such Shares, the Company shall use its best efforts to effect the registration of such securities under the Securities Act, all in accordance with the request of the prospective seller and the following provisions and conditions of this Article FOURTH.

                  (d) If in the opinion of Holder's Counsel the proposed transfer of Shares may be effected without registration of such Shares under the Securities Act, and Company Counsel shall not concur in such opinion, Holder's Counsel at their option may submit the question to the Staff of the Securities and Exchange Commission for an advisory opinion



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         and, in the event that the Staff shall issue a "no action" letter with respect to the proposed transfer, Holder's Counsel shall promptly furnish a copy thereof to the Company and to Company Counsel and thereupon the Holder in question shall be entitled to transfer the Shares covered by such "no action" letter on the basis and in accordance with the terms thereof.

                  The Holder of the Shares giving the notice under this Section
4.5 shall not transfer such Shares until (i) the favorable opinions of Holder's Counsel and Company Counsel referred to in paragraph (b) (unless waived by the Company) shall have been given or (ii) registration of such shares under the Securities Act shall have become effective or (iii) the "no action" letter referred to in paragraph (d) shall have been received.

                  4.6. Required Registration. Whenever the Company shall be requested, pursuant to Section 4.5, to effect the registration of any of its shares under the Securities Act, the Company shall promptly give written notice of such proposed registration to all holders of outstanding shares of Unregistered Stock and subject to the provisions of Section 4.10, shall as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of

                  (a) the Shares which the Company has been requested to register pursuant to Section 4.5, for disposition in accordance with the proposed method of disposition described in the notice referred to in said Section 4.5, and



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                  (b) all other Unregistered Stock the holders of which shall have made written request (stating the proposed method of disposition of such securities by the prospective seller) to the Company for the registration thereof within 20 days after the giving of such written notice by the Company, all to the extent requisite to permit the disposition (in accordance with the proposed methods thereof, as aforesaid) by the prospective seller or sellers of such securities.

                  4.7. Incidental Registration. If the Company at any time proposes to register any of its securities under the Securities Act (otherwise than pursuant to Section 4.6) on Form S-1, Form S-7, Form S-11, Form S-16, or any similar form then in effect, it shall each such time give written notice to all holders of outstanding Unregistered stock of its intention so to do and, upon the written request of any holder or holders of any such Unregistered Stock given within 20 days after the giving of any such notice (which request shall state the proposed method of disposition of such securities), the Company shall use its best efforts to cause all such Unregistered Stock the holder or holders of which shall have so requested registration thereof, to be included under the proposed registration, for the disposition (in accordance with the proposed methods thereof, as aforesaid) by the prospective seller or sellers of the securities so registered; provided, however, that the Company, in lieu of including such Unregistered Stock under the proposed registration, may elect to effect a separate registration thereof if such proposed registration relates to an underwritten public



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offering of securities and the Underwriters thereof object to the inclusion of such Unregistered Stock under such proposed registration. In the event the Company should elect to effect a separate registration in accordance with the provisions of the preceding sentence, the Company shall use its best efforts to cause such separate registration to become effective not later than 90 days after the effectiveness of the proposed registration. The Company may, to the extent then permitted by the Securities Act, at any time prior to the time the registration of the securities which it proposes to register as aforesaid has become effective, determine not to effect such registration, in which event the Company shall have no further obligation under this Section 4.7 to register any Unregistered Stock in connection with such proposed registration.

                  4.8. Registration Procedures and Expenses. If and whenever the Company is required by the provisions of this Article FOURTH to use its best efforts to effect the registration of any of its stock under the Securities Act, the Company shall, as expeditiously as possible

                  (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for



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         nine months from the date of its effectiveness and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with the intended method of disposition by the seller or sellers thereof set forth in such registration statement for such period;

                  (c) furnish to each seller such number of copies of the prospectus forming a part of such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the securities owned by such seller;

                  (d) use its best efforts to register or qualify the securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each seller shall request (including, without limitation, the New York State Real Estate Syndicate Act and the New Jersey Real Estate Syndicate Offerings Law), and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller during the period provided in paragraph
         (b) of this Section 4.8; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified, to take any action which would subject it to the service of process in suits other



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         than those arising out of the offer or sale of the securities covered by such registration statement in any jurisdiction where it is not now so subject or conform the composition of its assets at the time to the securities or blue sky laws of such jurisdictions, if in the opinion of the Board of Directors it may not be practicable to do so;

                  (e) (i) notify each seller of any shares covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus forming a part of such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made and (ii) at the request of any such seller prepare and furnish to such seller a reasonable number of copies of any supplement to or any amendment of such prospectus that may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and



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                  (f) provide a transfer agent and registrar for the
         Unregistered Stock at least by the effective date of the first registration of any of such Unregistered Stock.

All expenses incurred by the Company in complying with this Section 4.8, including, without limitation (except for the compensation of regular employees of the Company, which shall be paid in any event by the Company), all registration and filing fees, printing expenses, expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the Company and counsel for the Underwriters and counsel representing selling shareholders owning a majority of the Unregistered Stock being registered) pursuant to paragraph (d) of this Section 4.8, fees and disbursements of counsel for the Company and accountants' fees and expenses incident to or required by any such registration are herein called "Registration Expenses", which shall be borne as provided in Section 4.9. All underwriting fees and commissions to be incurred by any seller and all fees and disbursements of counsel for any seller (other than counsel described in the second parenthetical phrase in the preceding sentence) are herein called "Selling Expenses", which shall be borne by the seller or sellers, in such proportions as they may agree upon. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 4.8 that (x) the Company shall have received an undertaking satisfactory to it from each prospective seller of the shares registered or to be registered under each such registration (A) to pay all Registration Expenses required to be



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paid by such seller pursuant to Section 4.9 and all Selling Expenses to be incurred by or for account of such seller and (B) to notify the Company, at any time when a prospectus relating to the shares of such seller is required to be delivered under the Securities Act, of the happening of any event relating to such seller, the shares held by such seller or the intended method of disposition of such shares as a result of which such prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and (y) such prospective seller of the shares registered or to be registered under each such registration shall furnish to the Company such information regarding such seller, the shares held by such seller and the intended method of disposition of such shares as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

                  4.9. Allocation of Expenses. If and whenever the Company is required by the provisions of this Article FOURTH to use its best efforts to effect the registration of any of its securities under the Securities Act, the Company shall pay all Registration Expenses in connection with

                  (a) the first two registrations of any Unregistered Stock consummated pursuant to Section 4.6 and, if requested to do so in each case by holders of a majority of the total number of shares of Unregistered Stock, two additional such registrations; and



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                  (b) each registration pursuant to Section 4.7. The
         Registration Expenses in connection with any other registration of its stock which the Company shall be required to use its best efforts to effect pursuant to any of the provisions of this Article FOURTH, and all Selling Expenses in connection with any registration of stock pursuant to this Article FOURTH, shall be borne by the seller or sellers of such securities, in such proportions as they may agree upon.

                  4.10. Limitations on Obligations to Register and Right to Sell Stock. Anything in this Article FOURTH to the contrary notwithstanding,

                  (a) the Company shall not be obligated to effect any registration pursuant to Sections 4.5, 4.6 and 4.7 until the earlier of
         (i) the expiration of six months after the first registration statement filed by the Company under the Securities Act otherwise than pursuant to said Sections shall have become effective or (ii) the effectiveness of a registration statement filed by the Company with respect to its shares pursuant to provisions comparable to said Sections which impose registration obligations on the Company;

                  (b) the Company shall not be obligated to effect any registration under Sections 4.5 and 4.6 unless it shall have received a request or requests pursuant to Sections 4.5 and 4.6 from a prospective seller or sellers to register at least 10 per cent of the Unregistered Stock;



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                  (c) the Company shall not be obligated to effect any
         registration pursuant to Sections 4.5 and 4.6 if such registration would require an audit of the Company as of a date other than its fiscal year end unless the seller requesting such registration agrees to bear the expense of such an audit; and

                  (d) any registration pursuant to this Article FOURTH shall be subject to such restrictions or limitations as may be required by law or the regulations of the Securities and Exchange Commission on Holders as to the sales price or method of sale of their Shares included in such Registration Statement; provided that if upon the effectiveness of any such registration statement the Company will be engaged in a primary distribution of its securities, the Company may require Holders whose Shares are included in such registration statement to agree not to sell any such Shares for a period of 90 days after the effective date of such registration statement.

                  4.11. Indemnification. In the event of any registration of any of its shares or other securities under the Securities Act pursuant to this Article FOURTH or otherwise, the Company shall indemnify and hold harmless each Holder and each seller of securities covered by a registration pursuant to this Article FOURTH and each Underwriter of such securities and each person, if any, who controls such Holder, seller or Underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such



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Holder, seller or Underwriter or controlling person may become subject under the
Securities Act or otherwise, in so far as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each such Holder, seller, Underwriter and controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary prospectus or said prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Purchaser or seller, or, in the case of a registration pursuant to Section 4.6, by the Underwriter distributing or selling the shares of such seller, specifically for use in the preparation thereof. This indemnity



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will be in addition to any liability which the Company may otherwise have.

                  A party from whom indemnity may be sought pursuant to the provisions of this Section 4.11 shall not be liable for such indemnity with respect to any claim as to which indemnity is sought unless the party seeking such indemnity shall have notified such indemnifying party in writing of the nature of such claim promptly after the assertion thereof; provided, however, that the failure so to notify such indemnifying party will not relieve such party from any liability which it may have to such indemnified party otherwise than on account of the provisions of this Section 4.11 or if the failure to give such notice promptly shall not have been prejudicial to such indemnifying party. Any indemnifying party may participate in, and to the extent that it shall wish, may direct (at its own expense and either individually or jointly with any other indemnifying party), the defense of any suit brought to enforce such claim. If any indemnifying party elects to assume the defense of any such suit and retains counsel satisfactory to such indemnified party, such indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such suit, other than reasonable costs of investigation. No indemnifying party shall be liable for any compromise or settlement of any such action effected without its consent.

                  In so far as the foregoing indemnity agreement may permit indemnification for liabilities under the Securities Act



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of any person who is a partner or controlling person of an Underwriter within the meaning of Section 15 of the Securities Act and who, at the effective date of the registration statement, is, or is named to be, a director of the Company, if a claim for indemnification for any such liabilities (except payment for expenses incurred in the successful defense of any action, suit or proceeding) is asserted by such a person, the Company will submit to a court of competent jurisdiction (unless in the opinion of counsel for the Company the matter has already been settled by controlling precedent) the question of whether or not such indemnification is against public policy and unenforceable, and such person and the Company will be governed by the final adjudication of such issue.

                  It shall be a condition precedent to the obligation of the Company as to a seller to take any action pursuant to Section 4.8 that the Company shall have received an undertaking satisfactory to it from such prospective seller of the shares to be registered under each registration pursuant to Section 4.6 or 4.7, and from the Underwriter of such shares, to indemnify and hold harmless (in the same manner and to the same extent as set forth in this Section 4.11) the Company, each of its directors and each of its officers who have signed such registration statement and any person who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities to which the Company or any such director or officer may become subject under the Securities Act or otherwise, in so far as such losses, claims, damages or liabilities (or



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actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any preliminary prospectus or final prospectus, contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was in reliance upon or in conformity with written information furnished to the Company by such seller or Underwriter, as the case may be, specifically for use therein and, in the case of such indemnity by such seller in respect of a registration pursuant to
Section 4.5, written information furnished to the Company by the Underwriter specifically for use therein; and will reimburse such director or officer and such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity will be in addition to any liability which such seller or Underwriter may otherwise have.

                  4.12. Agreement to Register under 1934 Act. The Company shall cause at least one class of its securities to be registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, within ninety (90) days after the effective date of the first registration statement filed by the Company under the Securities Act of 1933, as amended, and shall



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thereafter (i) cause such securities to remain registered under such Section 12, and (ii) file within the requisite period of time all reports required to be filed by issuers having securities registered pursuant to such Section 12.

                  FIFTH: The name and mailing address of the incorporator is Jonathan E. Colby, One Chase Manhattan Plaza, New York, N. Y. 10005.

                  SIXTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized and empowered:

                  (a) to make, alter, and repeal the By-laws of the Company, subject to the power of the stockholders of the Company to alter or repeal any By-law made by the Board of Directors;

                  (b) subject to the laws of the State of Delaware, from time to time to sell, lease, or otherwise dispose of any part or parts of the properties of the Company and to cease to conduct the business connected therewith or again to resume the same, as it may deem best; and

                  (c) in addition to the powers and authorities hereinbefore and by the laws of the State of Delaware conferred upon the Board of Directors, to exercise all such powers and to do all such acts and things as may be exercised or done by the Company; subject, nevertheless, to the provisions of said laws, of the Certificate of Incorporation as from time to time amended of the Company, and of its By-laws.




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                  SEVENTH: Any director or any officer of the Company elected or appointed by the stockholders of the Company or by its Board of Directors may be removed at any time in such manner as shall be provided in the By-laws of the Company.

                  EIGHTH: Each director of the Company shall be a person who is a trustee of CPI.

                  NINTH: The Company Reserves the right at any time and from time to time to amend, alter, change, or repeal any provision contained herein, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences, and privileges of whatsoever nature conferred upon stockholders, directors, or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.


                  IN WITNESS WHEREOF, I, the undersigned, being the incorporator hereinabove named, do hereby execute this Certificate of Incorporation this 1st day of October 1973.



                                                    /s/ Jonathan E. Colby
                                                    ----------------------
                                                        Jonathan E. Colby

                            CERTIFICATE OF AMENDMENTS

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                            CPI REALTY SERVICES, INC.


         I, the undersigned, President of CPI REALTY, SERVICES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (hereinafter called the Corporation), DO HEREBY CERTIFY that the following amendments of the Certificate of Incorporation of the Corporation were adopted by the written consent of the sole Stockholder of the Corporation in accordance with Section 228 of the General Corporation Law of the State of Delaware:

         FIRST: Article FIRST of the Certificate of Incorporation of the Corporation is amended so as to change the corporate name of the Corporation by deleting all of Article FIRST thereof and substituting in place thereof a new Article FIRST, providing as follows:

         "FIRST: the name of the corporation (the 'Company') shall be Corporate Realty Consultants, Inc."


         SECOND: Section 4.4 of Article FOURTH of the Certificate of Incorporation of the Corporation is amended to reflect said change of corporate name of the Corporation by deleting all of Section 4.4 or Article FOURTH thereof and substituting in place thereof a new Section 4.4 of Article FOURTH, providing as follows:

                  "4.4. Transfer Legends. Each certificate for Shares, including each certificate issued to any transferee, shall be stamped or otherwise imprinted with a legend in substantially the following form (unless otherwise permitted by the provisions of Section 4.5 or unless such Unregistered Stock shall have been effectively registered under the

         Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition of the seller or sellers thereof set forth in the registration statement covering such Shares):


                           "The shares represented by this certificate have not
                  been registered under the Securities Act of 1933 and they may not be sold, assigned or transferred until the provisions of Article FOURTH of the Certificate of Incorporation of Corporate Realty Consultants, Inc. shall have been complied with. Copies of such Certificate are on file at the principal office of the Company."



         I DO HEREBY FURTHER CERTIFY that the aforesaid amendments of the Certificate of Incorporation of the Corporation were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, I, the undersigned, President of the Corporation, do hereby execute this Certificate of Amendments of the Certificate of Incorporation of the Corporation on this 4th day of November 1975.


                                         /s/ Hans C. Mautner
                                         ---------------------------------------
                                             Hans C. Mautner

Attest:


/s/ William J. Lyons
---------------------------------
        Secretary

                            CERTIFICATE OF AMENDMENT
                         OF CERTIFICATE OF INCORPORATION
                      OF CORPORATE REALTY CONSULTANTS, INC.


                      (formerly CPI Realty Services, Inc.)





         I, the undersigned, President of Corporate Realty Consultants, Inc. a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (formerly CPI Realty Services, Inc.), and hereinafter called the Corporation, DUE HEREBY CERTIFY that the following amendment of the Certificate of Incorporation of the Corporation was adopted by the written consents dated as of February 1, 1979 of a majority of the Stockholders of the Corporation in accordance with Section 228 of the General Corporation Law of the State of Delaware:

         FIRST: Article FOURTH of the Certificate of Incorporation of the Corporation is amended by deleting from such article the first sentence thereof, and inserting in lieu thereof the following:

                  "FOURTH: The total number of shares of all classes of stock which the company shall have authority to issue is 2,000,000 shares of Common Stock of no par value (the "Shares")."



         I DO HEREBY FURTHER CERTIFY that the aforesaid amendment of the Certificate of Incorporation of the Corporation was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, I, the undersigned, President of the Corporation do hereby execute this Certificate of Amendment of the Certificate of Incorporation of the Corporation this 20th day of April, 1979.


                                         /s/ Hans C. Mautner
                                         ---------------------------------------
                                               President


Attest:



/s/ William J. Lyons
-----------------------------------
Assistant Secretary

                            CERTIFICATE OF AMENDMENT

                                       of

                          CERTIFICATE OF INCORPORATION

                                       of

                       CORPORATE REALTY CONSULTANTS, INC.

          Pursuant to Section 242 of the General Corporation Law of the
                               State of Delaware


         We, the undersigned, Hans C. Mautner and William J. Lyons, the President and Secretary, respectively, of Corporate Realty Consultants, Inc., a Delaware corporation (herein called the Corporation), hereby certify as follows:

         1. The Certificate of Incorporation of the Corporation as heretofore amended shall be amended so as to reclassify the authorized capital stock of the Corporation by changing each of the Two million (2,000,000) shares (both issued and unissued) of Common Stock without par value, which said Certificate of Incorporation as heretofore amended provides that the Corporation shall have authority to issue, into one (1) share of Common Stock of the par value of $.10 each; the amendment as aforesaid of said Certificate of Incorporation as heretofore amended to be effected as follows:

                  A. The first sentence of Article FOURTH of said Certificate of Incorporation as heretofore amended shall be amended so as to read as follows:

                  "FOURTH: The total number of shares of all classes of stock which the Company shall have authority to issue is 2,000,000 shares of Common Stock of the par value of $.10 each (the "Shares")."

                  B. Of said 2,000,000 shares of Common Stock of the par value of $.10 each, one share shall be deemed to be issued and outstanding upon the taking effect of said amendment for each share of Common Stock without par value of the Corporation which shall be issued and outstanding immediately prior to the taking effect of said amendment, and upon the taking effect of said amendment the stated capital of the Corporation shall be reduced from $1 for each presently issued and outstanding share without par value to $.10 for each share of Common Stock, par value $.10 per share which shall be issued and outstanding immediately after the taking effect of such amendment and an amount equal to $.90 for each such share shall be transferred from the Corporation's capital to its surplus. A Certificate of Reduction of Capital pursuant to Section 244(c) of the General Corporation Law of the State of Delaware is being filed with this Certificate of Amendment. Each certificate representing one or more shares of said Common Stock without par value which shall be issued and outstanding immediately prior to the taking effect of said amendment shall, upon and after the taking effect thereof, represent the same number of shares of Common Stock of the par value of S.10 each which the Corporation shall have authority to issue pursuant to said amendment.

         2. The persons or bodies corporate holding a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote on said amendment, to wit, a majority of the shares of Common Stock without par value issued and outstanding and entitled to vote thereon, have consented to said amendment. Said amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and in accordance with the provisions of, the Certificate of Incorporation of the Corporation as heretofore amended.

         IN WITNESS WHEREOF, this Certificate has been made under the seal of said Corporate Realty Consultants, Inc., and has been signed by the undersigned, said Hans C. Mautner and said William J. Lyons, the President and the Secretary, respectively, of the Corporation, this 21st day of August, 1980.


                                         /s/ Hans C. Mautner
                                         ---------------------------------------
                                               President


Attest:



/s/ William J. Lyons
----------------------------------
     Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                       CORPORATE REALTY CONSULTANTS, INC.

             Pursuant to Section 242 of the General Corporation Law
                            of the State of Delaware


         We, the undersigned, Hans C. Mautner and William J. Lyons, the President and Secretary, respectively, of Corporate Realty Consultants, Inc., a Delaware corporation (herein called the Corporation), hereby certify as follows:

         1. The Certificate of Incorporation of the Corporation as heretofore amended shall be amended as follows:

         The first sentence of Article FOURTH of said Certificate of Incorporation as heretofore amended shall be amended so as to read as follows:

                  "FOURTH: The total number of shares of all classes of stock which the Company shall have authority to issue is 2,240,000 shares of Common Stock of the par value of $.10 each (the "Shares")."

         2. The persons or bodies corporate holding a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote on said amendment, to wit, a majority of the shares of Common Stock of the par value of $.10 each issued and outstanding and entitled to vote thereon, have consented to said amendment. Said amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and in accordance with the provisions of the Certificate of Incorporation of the Corporation as heretofore amended.

         IN WITNESS WHEREOF, this Certificate has been made under the seal of said Corporate Realty Consultants, Inc., and has been signed by the undersigned, said Hans C. Mautner and said William J. Lyons, the President and the Secretary, respectively, of the Corporation, this 29th day of January, 1990.


                                         /s/ Hans C. Mautner
                                         ---------------------------------------
                                               President


Attest:



/s/ William J. Lyons
---------------------------------------
Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                       CORPORATE REALTY CONSULTANTS, INC.

             Pursuant to Section 242 of the General Corporation Law
                            of the State of Delaware


         We, the undersigned, Hans C. Mautner and William J. Lyons, the President and Secretary, respectively, of Corporate Realty Consultants, Inc., a Delaware corporation (herein called the Corporation), hereby certify as follows:

         1. The Certificate of Incorporation of the Corporation as heretofore amended shall be amended as follows:

         The first sentence of Article FOURTH of said Certificate of Incorporation as heretofore amended shall be amended so as to read as follows:

                  "FOURTH: The total number of shares of all classes of stock which the Company shall have authority to issue is 2,242,500 shares of Common Stock of the par value of $.10 each (the "Shares")."

         2. The persons or bodies corporate holding a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote on said amendment, to wit, a majority of the shares of Common Stock of the par value of $.10 each issued and outstanding and entitled to vote thereon, have consented to said amendment. Said amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and in accordance with the provisions of the Certificate of Incorporation of the Corporation as heretofore amended.

         IN WITNESS WHEREOF, this Certificate has been made under the seal of said Corporate Realty Consultants, Inc., and has been signed by the undersigned, said Hans C. Mautner and said William J. Lyons, the President and the Secretary, respectively, of the Corporation, this 7th day of November, 1990.



                                         /s/ Hans C. Mautner
                                         ---------------------------------------
                                                President





Attest:


/s/ William J. Lyons
----------------------------------------
Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                       CORPORATE REALTY CONSULTANTS, INC.

             Pursuant to Section 242 of the General Corporation Law

                            of the State of Delaware



                  We, the undersigned, Hans C. Mautner and William J. Lyons, the President and Secretary, respectively, of Corporate Realty Consultants, Inc., a Delaware corporation (herein called the Corporation), hereby certify as follows:

         1. The Certificate of Incorporation of the Corporation as heretofore amended shall be amended as follows:

         The first sentence of Article FOURTH of said Certificate of Incorporation as heretofore amended shall be amended so as to read as follows:

                  "FOURTH: The total number of shares of all classes of stock which the Company shall have authority to issue is 2,427,274.5 shares of Common Stock of the par value of $.10 each (the "Shares")."

         2. The persons or bodies corporate holding a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote on said amendment, to wit, a majority of the shares of Common Stock of the par value of $.10 each issued and outstanding and entitled to vote thereon, have consented to said amendment. Said amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and in accordance with the provisions of the Certificate of Incorporation of the Corporation as heretofore amended.

                  IN WITNESS WHEREOF, this Certificate has been made under the seal of said Corporate Realty Consultants, Inc., and has been signed by the undersigned, said Hans C. Mautner and said William J. Lyons, the President and the Secretary, respectively, of the Corporation, this 7th day of March, 1991.




                                         /s/ Hans C. Mautner
                                         ---------------------------------------
                                               President





Attest:


/s/ William J. Lyons
-----------------------------------
Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                       CORPORATE REALTY CONSULTANTS, INC.

             Pursuant to Section 242 of the General Corporation Law
                            of the State of Delaware


         We, the undersigned, Hans C. Mautner and William J. Lyons, the President and Secretary, respectively of Corporate Realty Consultants, Inc., a Delaware corporation (herein called the Corporation), hereby certify as follows:

         1. The Certificate of Incorporation of the Corporation as heretofore amended shall be amended as follows:

         The first sentence of Article FOURTH of said Certificate of Incorporation as heretofore amended shall be amended so as to read as follows:

                  "FOURTH: The total number of shares of all classes of stock which the Company shall have authority to issue is 2,602,767.5 shares of Common Stock of the par value of $.10 each (the "Shares")."

         2. The persons or bodies corporate holding a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote on said amendment, to wit, a majority of the shares of Common Stock of the par value of $.10 each issued and outstanding and entitled to vote thereon, have consented to said amendment. Said amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and in accordance with the provisions of the Certificate of Incorporation of the Corporation as heretofore amended.

         IN WITNESS WHEREOF, this Certificate has been made under the seal of said Corporate Realty Consultants, Inc., and has been signed by the undersigned, said Hans C. Mautner and said William J. Lyons, the President and the Secretary respectively, of the Corporation, this 12th day of March, 1992.




                                         /s/ Hans C. Mautner
                                         ---------------------------------------
                                               President





Attest:


/s/ William J. Lyons
--------------------------------------
Secretary

                           CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                       CORPORATE REALTY CONSULTANTS, INC.

             Pursuant to Section 242 of the General Corporation Law
                            of the State of Delaware


         We, the undersigned, Hans C. Mautner and William J. Lyons, the President and Secretary, respectively of Corporate Realty Consultants, Inc., a Delaware corporation (herein called the Corporation), hereby certify as follows:

         1. The Certificate of Incorporation of the Corporation as heretofore amended shall be amended as follows:

         The first sentence of Article FOURTH of said Certificate of Incorporation as heretofore amended shall be amended so as to read as follows:

                  "FOURTH: The total number of shares of all classes of stock which the Company shall have authority to issue is 2,602,767.5 shares of Common Stock of the par value of $.10 each (the "Shares")."

         2. The persons or bodies corporate holding a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote on said amendment, to wit, a majority of the shares of Common Stock of the par value of $.10 each issued and outstanding and entitled to vote thereon, have consented to said amendment. Said amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and in accordance with the provisions of the Certificate of Incorporation of the Corporation as heretofore amended.

         IN WITNESS WHEREOF, this Certificate has been made under the seal of said Corporate Realty Consultants, Inc., and has been signed by the undersigned, said Hans C. Mautner and said William J. Lyons, the President and the Secretary respectively, of the Corporation, this 22nd day of April, 1993.



                                         /s/ Hans C. Mautner
                                         ---------------------------------------
                                               President





Attest:


/s/ William J. Lyons
----------------------------------
Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                       CORPORATE REALTY CONSULTANTS, INC.

             Pursuant to Section 242 of the General Corporation Law
                            of the State of Delaware


         We, the undersigned, Hans C. Mautner and William J. Lyons, the President and Secretary, respectively, of Corporate Realty Consultants, Inc., a Delaware corporation (herein called the Corporation), hereby certify as follows:

         1. The Certificate of Incorporation of the Corporation as heretofore amended shall be amended as follows:

         The first sentence of Article FOURTH of said Certificate of Incorporation as heretofore amended shall be amended so as to read as follows:

                  "FOURTH: The total number of shares of all classes of stock which the Company shall have authority to issue is 2,762,767.5 shares of Common Stock of the par value of $.10 each (the "Shares")."

         2. The persons or bodies corporate holding a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote on said amendment, to wit, a majority of the shares of Common Stock of the par value of $.10 each issued and outstanding and entitled to vote thereon, have consented to said amendment. Said amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and in accordance with the provisions of the Certificate of Incorporation of the Corporation as heretofore amended.

         IN WITNESS WHEREOF, this Certificate has been made under the seal of said Corporate Realty Consultants, Inc., and has been signed by the undersigned, said Hans C. Mautner and said William J. Lyons, the President and the Secretary, respectively, of the Corporation, this 30th day of June, 1994.



                                         /s/ Hans C. Mautner
                                         ---------------------------------------
                                               President





Attest:


/s/ William J. Lyons
--------------------------------
Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                       CORPORATE REALTY CONSULTANTS, INC.

             Pursuant to Section 242 of the General Corporation Law
                            of the State of Delaware


         We, the undersigned, Hans C. Mautner and William J. Lyons, the President and Secretary, respectively, of Corporate Realty Consultants, Inc., a Delaware corporation (herein called the Corporation), hereby certify as follows:

         1. The Certificate of Incorporation of the Corporation as heretofore amended shall be amended as follows:

         The first sentence of Article FOURTH of said Certificate of Incorporation as heretofore amended shall be amended so as to read as follows:

         "FOURTH: The total number of shares of all classes of stock which the Company shall have authority to issue is 3,542,767.5 shares of Common Stock of the par value of $.10 each (the "Shares")."

         2. The persons or bodies corporate holding a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote on said amendment, to wit, a majority of the shares of Common Stock of the par value of $.10 each issued and outstanding and entitled to vote thereon, have consented to said amendment. Said amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and in accordance with the provisions of the Certificate of Incorporation of the Corporation as heretofore amended.

         IN WITNESS WHEREOF, this Certificate has been made under the seal of said Corporate Realty Consultants, Inc., and has been signed by the undersigned, said Hans C. Mautner and said William J. Lyons, the President and the Secretary, respectively, of the Corporation, this 1st day of November, 1996.



                                         /s/ Hans C. Mautner
                                         ---------------------------------------
                                               President


Attest:


/s/ William J. Lyons
--------------------------------------
Secretary


                                      -2-